Exhibit 99.20
                                  -------------



  [GRAPHIC OMITTED] Countrywide (R)                                       Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------

                                        Aggregate - CLTV 100%

                                  ARM and Fixed        $178,673,338

                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                                      Range
                                                                                      -----
(As of Calculation Date)

Total Number of Loans                                  1,051
Total Outstanding Balance                       $178,673,338
Average Loan Balance                                $170,003                    $19,340 to $655,000
WA Mortgage Rate                                      7.339%                     5.050% to 11.875%
Net WAC                                               6.830%                     4.541% to 11.366%
ARM Characteristics
      WA Gross Margin                                 7.024%                     4.000% to 10.000%
      WA Months to First Roll                             30                          1 to 36
      WA First Periodic Cap                           1.630%                     1.000% to 3.000%
      WA Subsequent Periodic Cap                      1.459%                     1.000% to 2.000%
      WA Lifetime Cap                                14.271%                    11.750% to 18.875%
      WA Lifetime Floor                               7.348%                     5.050% to 11.875%
WA Original Term (months)                                360                        180 to 360
WA Remaining Term (months)                               359                        179 to 360
WA LTV                                                90.95%                     67.00% to 100.00%
  Percentage of Pool with CLTV > 100%                  0.00%
  WA Effective LTV (Post MI)                          90.95%
  Second Liens w/100% CLTV                             0.00%
WA FICO                                                  623


Secured by (% of pool)       1st Liens               100.00%
                             2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all loans)      69.82%



------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:        Doc Types:      Purpose Codes       Occ Codes         Grades         Orig PP Term
  -------------      -----------        ----------      -------------       ---------         ------         ------------
CA        15.89%   SFR      70.22%   FULL    93.52%   PUR        85.30%   OO      100.00   A      96.92%   0          30.18%
TX         8.05%   PUD      20.77%   STATED   6.48%   RCO        13.46%                    A-      0.99%   12          3.60%
FL         6.01%   CND       7.29%                    RNC         1.24%                    B       1.51%   24         33.41%
WA         4.76%   2 FAM     1.37%                                                         C       0.39%   30          0.09%
IL         4.75%   CNDP      0.34%                                                         C-      0.18%   36         27.49%
                                                                                                           60          5.23%




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


  [GRAPHIC OMITTED] Countrywide (R)                                                                   Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------
                                                      Aggregate - CLTV 100%

                                                ARM and Fixed        $178,673,338

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                             Program
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT    # OF        % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                            BALANCE    LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                             $355,846         2        0.20        $177,923      8.006        326.90    660      88.5
2/28 LIB6M                         $23,765,416       157       13.30        $151,372      7.279        358.41    640      92.4
2/28 LIB6M - IO - 24               $34,480,568       151       19.30        $228,348      7.078        358.85    610      92.3
2/28 LIB6M - IO - 60                $1,460,000         5        0.82        $292,000      6.830        358.43    603      83.7
3/27 LIB6M                         $61,348,423       433       34.34        $141,682      7.658        358.87    628      90.1
3/27 LIB6M - IO - 36               $38,966,440       196       21.81        $198,808      7.170        358.87    610      90.2
3/27 LIB6M - IO - 60                $1,698,038         9        0.95        $188,671      7.319        357.47    608      80.0
15Yr Fixed                            $144,162         2        0.08         $72,081      6.626        179.35    738      87.1
30Yr Fixed                         $12,272,067        77        6.87        $159,377      7.285        358.95    644      93.3
30Yr Fixed - CC                     $1,280,681         9        0.72        $142,298      7.916        358.17    602      91.7
30Yr Fixed - IO - 60                $2,901,698        10        1.62        $290,170      6.623        359.29    658      91.7
---------------------------------------------------------------------------------------------------------------------------------

                                  $178,673,338     1,051      100.00        $170,003      7.339        358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                          Original Term
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.             ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
ARM 360                            $162,074,730      953       90.71         $170,068     7.352        358.71     621      90.8
Fixed 180                              $144,162        2        0.08          $72,081     6.626        179.35     738      87.1
Fixed 360                           $16,454,446       96        9.21         $171,400     7.217        358.95     643      92.9
---------------------------------------------------------------------------------------------------------------------------------

                                   $178,673,338    1,051      100.00         $170,003     7.339        358.58     623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.             ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                      $19,340        1        0.01          $19,340    10.250        303.00     568      67.0
$25,000.01 - $50,000.00                $207,844        5        0.12          $41,569    10.595        328.56     588      83.5
$50,000.01 - $75,000.00              $2,713,073       40        1.52          $67,827     8.168        355.39     629      92.8
$75,000.01 - $100,000.00            $14,880,666      166        8.33          $89,643     7.870        357.51     614      89.3
$100,000.01 - $150,000.00           $40,322,337      328       22.57         $122,934     7.528        358.84     618      88.7
$150,000.01 - $200,000.00           $38,163,951      222       21.36         $171,910     7.393        358.78     623      91.7
$200,000.01 - $250,000.00           $26,612,746      119       14.89         $223,637     7.301        358.45     625      91.9
$250,000.01 - $300,000.00           $20,849,092       76       11.67         $274,330     6.944        358.79     630      91.5
$300,000.01 - $350,000.00           $13,791,875       43        7.72         $320,741     7.203        359.08     625      94.0
$350,000.01 - $400,000.00           $10,859,161       29        6.08         $374,454     6.889        358.92     623      90.4
$400,000.01 - $450,000.00            $4,255,086       10        2.38         $425,509     7.212        358.63     631      87.8
$450,000.01 - $500,000.00            $3,693,758        8        2.07         $461,720     6.923        358.87     624      95.1
$500,000.01 - $550,000.00            $1,051,000        2        0.59         $525,500     6.324        359.49     637      89.8
$550,000.01 - $600,000.00              $598,409        1        0.33         $598,409     6.050        359.00     802     100.0
$650,000.01 - $700,000.00              $655,000        1        0.37         $655,000     6.300        359.00     617     100.0
---------------------------------------------------------------------------------------------------------------------------------

                                   $178,673,338    1,051      100.00         $170,003     7.339        358.58     623      91.0

---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                   Page 2 of 9             9/26/2005 11:57:49 AM


  [GRAPHIC OMITTED] Countrywide (R)                                                                   Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                                      Aggregate - CLTV 100%

                                                ARM and Fixed        $178,673,338

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                              State
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
Alabama                              $2,322,351       17        1.30         $136,609     8.092        358.57    595      95.4
Alaska                               $1,225,909        5        0.69         $245,182     8.952        358.87    603     100.0
Arizona                              $5,092,475       32        2.85         $159,140     7.212        358.82    626      85.4
Arkansas                               $722,222        5        0.40         $144,444     7.321        359.49    651     100.0
California                          $28,384,857       93       15.89         $305,214     6.590        358.70    627      88.0
Colorado                             $7,632,926       41        4.27         $186,169     6.988        358.80    609      92.2
Connecticut                          $1,910,509       11        1.07         $173,683     7.656        358.58    606      90.0
Delaware                               $141,296        1        0.08         $141,296     7.670        358.00    607     100.0
District of Columbia                   $150,700        1        0.08         $150,700     7.600        358.00    621     100.0
Florida                             $10,739,130       56        6.01         $191,770     7.469        358.87    633      92.0
Georgia                              $8,462,070       64        4.74         $132,220     7.868        358.60    609      90.3
Hawaii                               $1,207,142        3        0.68         $402,381     6.485        359.00    653     100.0
Idaho                                  $842,329        7        0.47         $120,333     7.003        358.72    612      82.2
Illinois                             $8,481,155       54        4.75         $157,058     7.290        359.00    648      90.7
Indiana                              $3,998,911       36        2.24         $111,081     7.656        355.04    632      92.7
Iowa                                   $574,820        6        0.32          $95,803     8.196        358.81    621      88.5
Kansas                               $1,640,873       12        0.92         $136,739     8.174        359.06    614      91.0
Kentucky                               $482,569        5        0.27          $96,514     8.164        358.88    618      93.4
Louisiana                              $113,944        1        0.06         $113,944     9.500        359.00    586     100.0
Maine                                  $192,887        2        0.11          $96,443     7.763        358.14    588      88.6
Maryland                             $3,768,437       17        2.11         $221,673     7.346        358.83    616      87.0
Massachusetts                        $2,720,135       12        1.52         $226,678     7.017        358.60    626      89.6
Michigan                             $5,492,555       38        3.07         $144,541     7.635        359.09    624      92.6
Minnesota                            $7,285,102       37        4.08         $196,895     7.375        358.59    629      97.3
Mississippi                            $762,087        7        0.43         $108,870     8.090        358.59    611      97.1
Missouri                             $2,846,676       20        1.59         $142,334     7.878        358.94    606      92.3
Montana                                $503,110        4        0.28         $125,777     7.292        359.27    637      85.8
Nebraska                               $331,121        3        0.19         $110,374     7.266        359.34    632      80.0
Nevada                               $3,458,789       16        1.94         $216,174     6.837        359.00    633      86.7
New Hampshire                        $3,804,021       18        2.13         $211,334     7.626        358.95    650      97.0
New Jersey                           $5,751,993       26        3.22         $221,231     7.373        358.68    630      88.5
New Mexico                             $772,137        5        0.43         $154,427     7.817        359.20    604      94.7
New York                             $2,971,787       14        1.66         $212,271     7.002        359.03    636      88.9
North Carolina                       $5,471,852       43        3.06         $127,252     7.700        358.55    605      91.3
North Dakota                           $344,362        4        0.19          $86,091     7.728        359.43    657      88.4
Ohio                                 $4,906,962       45        2.75         $109,044     7.912        354.94    593      88.2
Oklahoma                             $1,487,952       15        0.83          $99,197     7.582        358.36    631      99.6
Oregon                               $2,219,285       12        1.24         $184,940     6.826        359.26    631      94.3
Pennsylvania                         $3,011,729       19        1.69         $158,512     7.670        358.57    614      95.0
Rhode Island                           $403,925        2        0.23         $201,963     7.611        360.00    635      78.5
South Carolina                       $1,834,300       14        1.03         $131,021     7.605        357.77    631      92.6
South Dakota                           $109,500        1        0.06         $109,500     8.350        360.00    592     100.0
Tennessee                            $4,235,514       34        2.37         $124,574     7.576        358.38    614      91.5
Texas                               $14,391,118      114        8.05         $126,238     7.621        358.76    618      89.1
Utah                                 $1,562,837       11        0.87         $142,076     7.028        359.22    633      90.7


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                   Page 3 of 9             9/26/2005 11:57:49 AM


  [GRAPHIC OMITTED] Countrywide (R)                                                                   Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                                      Aggregate - CLTV 100%

                                                ARM and Fixed        $178,673,338

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                              State
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
Vermont                                $191,717        1        0.11         $191,717     7.550        358.00    750     100.0
Virginia                             $2,905,638       12        1.63         $242,137     7.557        358.47    609      93.4
Washington                           $8,506,873       39        4.76         $218,125     7.181        358.91    624      93.6
West Virginia                          $697,172        3        0.39         $232,391     7.641        358.56    622     100.0
Wisconsin                            $1,435,980       12        0.80         $119,665     7.440        358.99    656      89.9
Wyoming                                $169,600        1        0.09         $169,600     7.375        360.00    557      80.0
---------------------------------------------------------------------------------------------------------------------------------

                                   $178,673,338    1,051      100.00         $170,003     7.339        358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                          $213,087        5        0.12          $42,617     9.943        304.13    548      69.2
70.01 - 75.00                        $2,550,333       17        1.43         $150,020     7.566        359.38    626      75.0
75.01 - 80.00                       $77,228,725      475       43.22         $162,587     7.009        358.56    618      80.0
80.01 - 85.00                           $83,162        1        0.05          $83,162     8.990        357.00    579      85.0
95.01 - 100.00                      $98,598,031      553       55.18         $178,297     7.584        358.70    627     100.0
---------------------------------------------------------------------------------------------------------------------------------

                                   $178,673,338    1,051      100.00         $170,003     7.339        358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                        $1,780,400        9        1.00         $197,822    5.286         358.94    635      82.6
5.501 - 6.000                       $11,147,583       47        6.24         $237,183    5.885         359.10    642      83.3
6.001 - 6.500                       $24,874,071      117       13.92         $212,599    6.327         358.22    643      87.8
6.501 - 7.000                       $34,383,063      190       19.24         $180,963    6.818         358.96    633      90.1
7.001 - 7.500                       $39,261,804      232       21.97         $169,232    7.301         358.55    622      90.6
7.501 - 8.000                       $32,819,882      209       18.37         $157,033    7.759         358.77    613      93.8
8.001 - 8.500                       $15,305,048      106        8.57         $144,387    8.282         358.88    604      93.2
8.501 - 9.000                       $10,880,646       76        6.09         $143,166    8.752         357.45    613      96.3
9.001 - 9.500                        $3,508,473       26        1.96         $134,941    9.316         357.37    594      97.1
9.501 - 10.000                       $2,152,339       18        1.20         $119,574    9.810         358.87    587      96.3
10.001 - 10.500                        $844,805        9        0.47          $93,867   10.212         357.67    586      90.1
10.501 - 11.000                      $1,445,886        8        0.81         $180,736   10.816         358.02    610      93.6
11.001 - 11.500                        $224,116        3        0.13          $74,705   11.275         348.81    547      84.8
11.501 - 12.000                         $45,223        1        0.03          $45,223   11.875         358.00    620     100.0
---------------------------------------------------------------------------------------------------------------------------------

                                   $178,673,338    1,051      100.00         $170,003    7.339         358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                   Page 4 of 9             9/26/2005 11:57:49 AM


  [GRAPHIC OMITTED] Countrywide (R)                                                                   Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                                      Aggregate - CLTV 100%

                                                ARM and Fixed        $178,673,338

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                          Property Type
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
SFR                                $125,471,735      770       70.22         $162,950    7.343         358.49    621      90.9
PUD                                 $37,110,867      200       20.77         $185,554    7.337         358.76    622      90.0
CND                                 $13,031,462       68        7.29         $191,639    7.216         358.92    637      92.2
2 FAM                                $2,450,736       10        1.37         $245,074    7.286         358.73    681     100.0
CNDP                                   $608,539        3        0.34         $202,846    9.325         358.72    615      95.4
---------------------------------------------------------------------------------------------------------------------------------

                                   $178,673,338    1,051      100.00         $170,003    7.339         358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                             Purpose
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
PUR                                $152,414,159        901       85.30       $169,161    7.387         358.66    623      92.1
RCO                                 $24,046,236        133       13.46       $180,799    7.042         358.14    623      84.4
RNC                                  $2,212,942         17        1.24       $130,173    7.249         358.08    631      83.6
---------------------------------------------------------------------------------------------------------------------------------

                                   $178,673,338      1,051      100.00       $170,003    7.339         358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                            Occupancy
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
OO                                 $178,673,338    1,051      100.00         $170,003    7.339         358.58    623      91.0
---------------------------------------------------------------------------------------------------------------------------------

                                   $178,673,338    1,051      100.00         $170,003    7.339         358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
121 - 180                             $144,162         2        0.08          $72,081    6.626         179.35    738      87.1
301 - 360                         $178,529,176     1,049       99.92         $170,190    7.339         358.73    623      91.0
---------------------------------------------------------------------------------------------------------------------------------

                                  $178,673,338     1,051      100.00         $170,003    7.339         358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by Document Type
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
FULL                               $167,094,789      981       93.52         $170,331    7.336         358.57    620      91.7
STATED INCOME                       $11,578,549       70        6.48         $165,408    7.382         358.78    666      80.8
---------------------------------------------------------------------------------------------------------------------------------

                                   $178,673,338    1,051      100.00         $170,003    7.339         358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                   Page 5 of 9             9/26/2005 11:57:49 AM


  [GRAPHIC OMITTED] Countrywide (R)                                                                   Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                                      Aggregate - CLTV 100%

                                                ARM and Fixed        $178,673,338

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
---------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT    # OF       % OF           AVERAGE    GROSS           REMG.            ORIG
DESCRIPTION                             BALANCE   LOANS       TOTAL          BALANCE     WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
801 - 820                             $598,409        1         0.33         $598,409    6.050         359.00    802     100.0
781 - 800                              $50,880        1         0.03          $50,880    7.500         180.00    782     100.0
761 - 780                           $1,243,133        6         0.70         $207,189    7.384         358.94    774      98.4
741 - 760                           $2,199,503       12         1.23         $183,292    7.020         358.60    749      94.6
721 - 740                           $3,345,174       18         1.87         $185,843    6.628         358.88    731      95.7
701 - 720                           $3,404,614       19         1.91         $179,190    6.584         353.96    710      88.8
681 - 700                           $7,058,384       44         3.95         $160,418    7.006         357.20    690      90.5
661 - 680                           $9,135,328       56         5.11         $163,131    7.004         358.83    669      91.5
641 - 660                          $14,063,839       91         7.87         $154,548    7.316         358.98    649      91.0
621 - 640                          $38,969,755      198        21.81         $196,817    7.033         358.83    630      91.2
601 - 620                          $41,437,408      238        23.19         $174,107    7.377         358.75    611      91.5
581 - 600                          $42,588,861      260        23.84         $163,803    7.554         358.85    591      90.5
561 - 580                           $9,910,806       72         5.55         $137,650    8.215         358.79    572      87.8
541 - 560                           $3,796,981       27         2.13         $140,629    8.135         358.91    552      89.2
521 - 540                             $687,616        6         0.38         $114,603    8.748         355.67    528      78.5
501 - 520                             $182,648        2         0.10          $91,324   10.418         335.03    510      75.1
---------------------------------------------------------------------------------------------------------------------------------

                                  $178,673,338    1,051       100.00         $170,003    7.339         358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                              Grade
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT      # OF        % OF          AVERAGE    GROSS          REMG.             ORIG
DESCRIPTION                            BALANCE     LOANS       TOTAL          BALANCE      WAC           TERM   FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
A                                 $173,162,319     1,016       96.92         $170,435    7.330         358.60    624      90.8
A-                                  $1,773,851        13        0.99         $136,450    7.689         356.07    612      92.8
B                                   $2,703,535        17        1.51         $159,031    7.477         359.21    613      95.0
C                                     $704,238         3        0.39         $234,746    7.421         358.81    623     100.0
C-                                    $329,396         2        0.18         $164,698    8.476         359.00    615      93.0
---------------------------------------------------------------------------------------------------------------------------------

                                  $178,673,338     1,051      100.00         $170,003    7.339         358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT      # OF        % OF          AVERAGE    GROSS          REMG.             ORIG
DESCRIPTION                            BALANCE     LOANS       TOTAL          BALANCE      WAC           TERM   FICO       LTV
---------------------------------------------------------------------------------------------------------------------------------
0                                  $53,927,573       327       30.18         $164,916    7.639         358.77    624      92.1
12                                  $6,434,375        40        3.60         $160,859    7.592         359.02    626      87.6
24                                 $59,702,016       322       33.41         $185,410    7.121         358.70    622      91.5
30                                    $155,688         1        0.09         $155,688    7.940         358.00    629     100.0
36                                 $49,115,421       309       27.49         $158,950    7.306         358.75    620      88.9
60                                  $9,338,266        52        5.23         $179,582    6.989         355.67    645      93.5
---------------------------------------------------------------------------------------------------------------------------------

                                  $178,673,338     1,051      100.00         $170,003    7.339         358.58    623      91.0

---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                   Page 6 of 9             9/26/2005 11:57:49 AM


  [GRAPHIC OMITTED] Countrywide (R)                                                                   Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                                      Aggregate - CLTV 100%

                                                ARM and Fixed        $178,673,338

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Months to Roll          (Excludes     98    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT    # OF        % OF            AVERAGE   GROSS           REMG.            ORIG
DESCRIPTION                            BALANCE    LOANS       TOTAL           BALANCE    WAC             TERM   FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
0 - 6                      4          $568,932         7        0.35          $81,276    8.732         318.37    618      81.3
19 - 24                   23       $59,492,897       308       36.71         $193,159    7.142         358.86    622      92.2
25 - 31                   31          $405,518         1        0.25         $405,518    6.330         355.00    623      80.0
32 - 37                   35      $101,607,382       637       62.69         $159,509    7.471         358.86    621      90.0
---------------------------------------------------------------------------------------------------------------------------------

                                  $162,074,730       953      100.00         $170,068    7.352         358.71    621      90.8

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Margin              (Excludes     98    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF         % OF          AVERAGE    GROSS          REMG.             ORIG
DESCRIPTION                            BALANCE    LOANS        TOTAL          BALANCE      WAC           TERM    FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                         $127,890        1         0.08         $127,890    6.750         359.00     627     80.0
4.001 - 5.000                         $542,752        4         0.33         $135,688    6.815         350.50     610     78.4
5.001 - 6.000                      $29,252,805      180        18.05         $162,516    6.821         358.49     611     80.7
6.001 - 7.000                      $51,484,256      255        31.77         $201,899    6.778         358.85     640     89.9
7.001 - 8.000                      $61,132,912      381        37.72         $160,454    7.723         358.72     614     94.8
8.001 - 9.000                      $17,421,209      115        10.75         $151,489    8.416         358.87     609     95.5
9.001 - 10.000                      $2,112,906       17         1.30         $124,289    9.325         358.56     602     98.4
---------------------------------------------------------------------------------------------------------------------------------

7.024                             $162,074,730      953       100.00         $170,068    7.352         358.71     621     90.8

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Maximum Rates           (Excludes     98    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF         % OF          AVERAGE    GROSS          REMG.             ORIG
DESCRIPTION                            BALANCE    LOANS        TOTAL          BALANCE      WAC           TERM    FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                       $943,211        4         0.58         $235,803    6.299         358.26     670     80.0
12.001 - 12.500                     $2,924,796       15         1.80         $194,986    5.781         358.83     629     81.6
12.501 - 13.000                    $10,105,561       46         6.24         $219,686    6.051         359.01     633     82.7
13.001 - 13.500                    $25,555,047      126        15.77         $202,818    6.468         358.81     637     86.8
13.501 - 14.000                    $32,673,381      181        20.16         $180,516    6.910         358.92     628     90.5
14.001 - 14.500                    $32,692,562      192        20.17         $170,274    7.338         358.79     620     91.2
14.501 - 15.000                    $26,839,782      169        16.56         $158,815    7.781         358.40     613     94.3
15.001 - 15.500                    $13,183,177       91         8.13         $144,870    8.283         358.91     603     93.3
15.501 - 16.000                     $9,686,079       68         5.98         $142,442    8.761         358.53     610     96.4
16.001 - 16.500                     $3,073,145       23         1.90         $133,615    9.305         357.24     585     96.7
16.501 - 17.000                     $2,152,339       18         1.33         $119,574    9.810         358.87     587     96.3
17.001 - 17.500                       $844,805        9         0.52          $93,867   10.212         357.67     586     90.1
17.501 - 18.000                     $1,131,505        7         0.70         $161,644   10.834         357.75     621     91.8
18.001 - 18.500                       $224,116        3         0.14          $74,705   11.275         348.81     547     84.8
18.501 - 19.000                        $45,223        1         0.03          $45,223   11.875         358.00     620    100.0
---------------------------------------------------------------------------------------------------------------------------------

14.271                            $162,074,730      953       100.00         $170,068    7.352         358.71     621     90.8

---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                   Page 7 of 9             9/26/2005 11:57:49 AM


  [GRAPHIC OMITTED] Countrywide (R)                                                                   Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                                      Aggregate - CLTV 100%

                                                ARM and Fixed        $178,673,338

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap         (Excludes     98    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF         % OF          AVERAGE    GROSS          REMG.             ORIG
DESCRIPTION                            BALANCE    LOANS        TOTAL          BALANCE      WAC           TERM    FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                                 $548,732        4         0.34         $137,183    7.921         337.88     635     88.6
1.500                             $146,925,341      858        90.65         $171,242    7.348         358.83     620     91.3
2.000                                 $501,018        3         0.31         $167,006    8.080         358.29     610     95.6
3.000                              $14,099,638       88         8.70         $160,223    7.337         358.22     629     84.7
---------------------------------------------------------------------------------------------------------------------------------

                                  $162,074,730      953       100.00         $170,068    7.352         358.71     621     90.8

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                  Subsequent Periodic Rate Cap        (Excludes     98    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF         % OF          AVERAGE    GROSS          REMG.             ORIG
DESCRIPTION                            BALANCE    LOANS        TOTAL          BALANCE      WAC           TERM    FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
1.000                              $13,746,179       85         8.48         $161,720    7.406         357.53     629     85.2
1.500                             $147,994,331      866        91.31         $170,894    7.349         358.82     620     91.3
2.000                                 $334,220        2         0.21         $167,110    6.320         358.00     614     80.0
---------------------------------------------------------------------------------------------------------------------------------

                                  $162,074,730      953       100.00         $170,068    7.352         358.71     621     90.8

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Lifetime Rate Floor        (Excludes     98    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF         % OF          AVERAGE    GROSS          REMG.             ORIG
DESCRIPTION                            BALANCE    LOANS        TOTAL          BALANCE      WAC           TERM    FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                      $11,044,062       48         6.81         $230,085    5.846         359.03     635     82.5
6.001 - 7.000                      $54,184,497      281        33.43         $192,827    6.614         358.93     634     89.1
7.001 - 8.000                      $64,880,066      392        40.03         $165,510    7.508         358.59     617     91.8
8.001 - 9.000                      $24,311,517      169        15.00         $143,855    8.475         358.73     607     94.2
9.001 - 10.000                      $5,408,940       43         3.34         $125,789    9.511         357.89     587     96.6
> 10.000                            $2,245,649       20         1.39         $112,282   10.665         356.83     600     90.6
---------------------------------------------------------------------------------------------------------------------------------

                                  $162,074,730      953       100.00         $170,068    7.352         358.71     621     90.8

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date       (Excludes     98    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF         % OF          AVERAGE    GROSS          REMG.             ORIG
DESCRIPTION                            BALANCE    LOANS        TOTAL          BALANCE      WAC           TERM    FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
10/05                                  $27,870        1         0.02          $27,870   11.000         301.00     595     70.0
12/05                                 $263,550        3         0.16          $87,850    8.744         303.00     668     77.5
02/06                                 $232,962        2         0.14         $116,481    7.941         340.21     583     89.2
03/06                                  $44,550        1         0.03          $44,550   11.375         306.00     523     69.1
06/07                               $1,611,791       12         0.99         $134,316    7.175         357.17     635     82.8
07/07                              $16,957,748       84        10.46         $201,878    7.223         358.00     620     94.7
08/07                              $29,522,105      155        18.22         $190,465    7.100         359.00     625     91.6
09/07                              $11,401,253       57         7.03         $200,022    7.127         360.00     614     91.4
04/08                                 $405,518        1         0.25         $405,518    6.330         355.00     623     80.0
06/08                               $2,215,676       15         1.37         $147,712    7.674         357.25     660     94.7



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                   Page 8 of 9             9/26/2005 11:57:49 AM


  [GRAPHIC OMITTED] Countrywide (R)                                                                   Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                               Countrywide Asset-Backed Certificates, Series 2005-12
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                                      Aggregate - CLTV 100%

                                                ARM and Fixed        $178,673,338

                                                         Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date       (Excludes     98    Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF         % OF          AVERAGE    GROSS          REMG.             ORIG
DESCRIPTION                            BALANCE    LOANS        TOTAL          BALANCE      WAC           TERM    FICO      LTV
---------------------------------------------------------------------------------------------------------------------------------
07/08                              $27,882,670      171        17.20         $163,057    7.585         358.00     619     92.1
08/08                              $54,097,829      344        33.38         $157,261    7.488         359.00     620     89.7
09/08                              $17,411,208      107        10.74         $162,722    7.210         360.00     620     87.1
---------------------------------------------------------------------------------------------------------------------------------

                                  $162,074,730      953       100.00         $170,068    7.352         358.71     621     90.8

---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                   Page 9 of 9             9/26/2005 11:57:49 AM